UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2012

Gysan Holdings, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	333-178199	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Unit 7, 833 – 1st Ave. NW Calgary, AB T2N 0A4 Canada
(Address of principal executive offices)

(403) 229-2351

(Registrant's telephone number)

______________________________________

(Former name or former address, if changed since last report)

Copy of all Communications to:

Richard W. Jones, Esq.

 Jones & Haley, P.C.

115 Perimeter Center Place, Suite 170

Atlanta, Georgia  30346

Phone: 770.804.0500

Fax: 770.804.0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement.

On October 24, 2012, Gysan Holdings, Inc. (“Gysan”) entered into a stock exchange agreement (the “Exchange Agreement”) with Dino Energy Investments, Ltd. (“Dino”), a British Virgin Islands Company.  Under the terms of the Exchange Agreement, the shareholders of Dino will receive 200,000,000 newly-issued shares of Gysan’s common stock in exchange for all of Dino’s outstanding common stock.  Upon completion of the proposed transaction, Dino will become a wholly-owned subsidiary of Gysan.  The obligation to close the transaction under the terms of the Exchange Agreement shall be subject to normal terms and conditions contained in such agreements.

Dino is a newly-formed oil and gas company and it has recently entered into an agreement with a First Nation group in Alberta, Canada for the exploration, development and production of hydrocarbon resources on and under the First Nation’s reserve lands (the “Exploration Agreement”). The rights granted to Dino under the Exploration Agreement are subject to regulatory and government approval as well as a number of other conditions precedent. It is expected that Dino will conduct all exploration and production activities through a wholly-owned subsidiary incorporated under the laws of Alberta, Canada.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for Gysan’s business and operations that involve a number of risks and uncertainties.  Gysan’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding, among other things, the acquisition of Dino by Gysan.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of Gysan to successfully complete this Acquisition, to successfully exploit the rights acquired in the Exploration Agreement; uncertainties relating to the ability to realize the expected benefits of the acquisition; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which Gysan and Dino operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the Securities and Exchange Commission.

Item 9.01

Financial Statements and Exhibits.

Exhibit 10.1

Stock Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gysan Holdings, Inc.
Dated: October 25, 2012	By:	/s/ Winnie L. Fung
	Name:	Winnie L. Fung
	Title:	Chief Financial Officer